UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2024
ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307	87-0189025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (801) 844-7637

(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONP	The NASDAQ Stock Market, LLC
Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONO	The NASDAQ Stock Market, LLC
6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028	ZIONL	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 26, 2024, Zions Bancorporation, National Association (the “Bank”) held its Annual Meeting of Shareholders (the “Shareholder Meeting”). At the Shareholder Meeting, the Bank’s shareholders approved an amendment (the “Amendment”) to increase by 2,800,000 shares the number of authorized shares of the Bank’s common stock available under the 2022 Omnibus Incentive Plan (the “Incentive Plan”). The Incentive Plan’s terms are substantially unchanged other than the increase in the shares available for awards.

The Incentive Plan is described in the Proposal 4 section of the Bank’s definitive proxy statement for the Shareholder Meeting filed with the Securities and Exchange Commission on March 14, 2024 (as amended, the “2024 Proxy Statement”). The descriptions of the Amendment contained herein and in the 2024 Proxy Statement are qualified in their entirety by reference to the full text of the Incentive Plan and the Amendment, which is included as Appendix I to the 2024 Proxy Statement.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

At the Shareholder Meeting, shareholders elected 11 directors for a term of one year; ratified the appointment of Ernst & Young LLP as the Bank’s independent auditor for 2024; approved, on a nonbinding advisory basis, the 2023 compensation paid to the Bank’s executive officers; approved the Amendment; and rejected a request for a report on risks of politicized de-banking.

The results were as follows:

1.Election of 11 director nominees for a one-year term.

Directors	Votes For	Votes Against	Abstentions
Maria Contereras-Sweet	103,707,750	400,429	273,300
Gary L. Crittenden	103,107,544	989,230	284,705
Suren K. Gupta	103,772,192	337,741	271,546
Claire A. Huang	103,394,203	716,019	271,257
Vivian S. Lee	102,902,273	1,187,786	291,420
Scott J. McLean	102,627,304	1,504,149	250,026
Edward F. Murphy	103,321,843	776,087	283,549
Stephen D. Quinn	100,140,926	3,955,336	285,217
Harris H. Simmons	100,212,074	3,936,940	232,465
Aaron B. Skonnard	103,329,673	767,690	284,116
Barbara A. Yastine	103,080,973	1,034,801	265,705

2.Ratification of the appointment of Ernst & Young LLP as the Bank’s Independent Registered Public Accounting Firm to audit the Bank’s financial statements for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
123,233,347	1,965,294	274,890

3.Approval, on a nonbinding advisory basis, of the compensation paid to the Bank’s named executive officers with respect to the fiscal year ended December 31, 2023.

Votes For	Votes Against	Abstentions
99,653,811	4,344,541	383,127

4.Approval of amendments to the Bank's 2022 omnibus incentive plan.

Votes For	Votes Against	Abstentions
98,547,128	5,470,873	363,478

5.Rejection of a request for a report on risks of politicized de-banking.

Votes For	Votes Against	Abstentions
1,322,381	101,929,606	1,129,492

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, N.A.

Date: May 1, 2024	By: /s/ RENA MILLER
Name: Rena Miller
Title: Executive Vice President and
General Counsel